UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


      Date of report (Date of earliest event reported): November 15, 2005


                             Kinetic Concepts, Inc.
             (Exact name of registrant as specified in its charter)


             Texas                 0001-09913               74-1891727
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       (State or other           (Commission              (IRS Employer
       jurisdiction               File Number)           Identification No.)
       of incorporation)

              8023 Vantage Drive                                 78230
              San Antonio, Texas
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     (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code:  (210) 524-9000

(Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On November 15, 2005, the Board of Directors of Kinetic Concepts, Inc. ("KCI") approved and adopted amendments to the Amended and Restated Non-Employee Directors Stock Plan (the "Plan"). The Plan amendments clarified the operation of existing provisions, and increased the annual restricted stock award amount available under the Plan from 1,000 shares to 1,600 shares of KCI common stock, effective for all periods from and following January 1, 2006.

The above description is qualified in its entirety by the text of the Amended and Restated Non-Employee Directors Stock Plan as amended November 15, 2005, which will be filed as an exhibit to KCI's Annual Report on Form 10-K for the period ended December 31, 2005.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            KINETIC CONCEPTS, INC.
                                            (REGISTRANT)


Date: November 21, 2005                     By: /s/ Martin J. Landon
                                               --------------------------------
                                            Name:  Martin J. Landon
                                            Title: Vice President and Chief
                                                   Financial Officer